UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) On December 21, 2010, Digimarc Corporation (“Digimarc” or the “Company”) dismissed Grant Thornton LLP (“GT”) as its independent registered public accounting firm. The decision to dismiss GT was approved by the Audit Committee of the Board of Directors of Digimarc.

The reports of GT on the financial statements of the Company as of December 31, 2009 and December 31, 2008 and for each of the two fiscal years in the period ended December 31, 2009, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During 2010, there was one disagreement with GT on a matter of accounting principles in which GT communicated that it disagreed with the Company’s proposed accounting treatment concerning revenue recognition related to the patent licensing arrangement entered into between the Company and IV Digital Multimedia Inventions, LLC, an affiliate of Intellectual Ventures (“IV”), on October 5, 2010. The Audit Committee has periodically discussed this matter and its status with GT. The accounting treatment for this transaction remained unresolved at the time of GT’s dismissal. The Company has authorized GT to respond fully to the inquiries of its successor accountant, KPMG LLP (“KPMG”), concerning this disagreement. During the Company’s two most recent fiscal years and through the date hereof, there were no other disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter in connection with its report on the Company’s financial statements for such years. During the Company’s two most recent fiscal years and through the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has furnished a copy of the above disclosures to GT and requested that GT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not GT agrees with the above statements. A copy of such letter dated December 27, 2010 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 21, 2010, the Audit Committee engaged KPMG as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2010. During the Company’s two most recent fiscal years and in the subsequent interim period through December 27, 2010, neither the Company nor anyone on behalf of the Company consulted with KPMG in any manner regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2010

	By:	/s/ Robert P. Chamness
Robert P. Chamness
Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 27, 2010.